UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 15, 2016

Jarden Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-13665	35-1828377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6655 Peachtree Dunwoody Road, Atlanta, Georgia		30328
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (770) 418-7000

1800 North Military Trail,

Boca Raton, Florida, 33431

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction

On April 15, 2016, Jarden Corporation, a Delaware corporation (“Jarden”), became a direct wholly-owned subsidiary of Newell Brands Inc. (formerly Newell Rubbermaid Inc., a Delaware corporation, and referred to herein as “Newell”), pursuant to the terms of the Agreement and Plan of Merger, dated as of December 13, 2015 (the “Merger Agreement”), by and among Newell, Jarden, NCPF Acquisition Corp. I, a Delaware corporation and wholly-owned subsidiary of Newell (“Merger Sub 1”), and NCPF Acquisition Corp. II, a Delaware corporation and wholly-owned subsidiary of Newell (“Surviving Corporation”). Pursuant to the Merger Agreement, (i) Merger Sub 1 merged with and into Jarden, with Jarden surviving as a wholly-owned subsidiary of Newell (the “first merger”), and immediately thereafter, (ii) Jarden merged with and into Surviving Corporation, which continued as the surviving corporation in the subsequent merger and a wholly-owned subsidiary of Newell (the “subsequent merger” and together with the first merger, the “mergers”). Surviving Corporation has been renamed “Jarden Corporation”.

Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the first merger (the “First Merger Effective Time”), each holder of shares of common stock, par value $0.01 per share, of Jarden (the “Jarden Common Stock”) issued and outstanding immediately prior to the First Merger Effective Time were entitled to receive per share consideration (the “Merger Consideration”) consisting of (i) $21.00 in cash, without interest and (ii) 0.862 of a validly-issued, fully paid and nonassessable share of common stock, par value $1.00 per share, of Newell (“Newell Common Stock”). At the First Merger Effective Time, each option to purchase shares of Jarden Common Stock that was outstanding immediately prior to the First Merger Effective Time automatically vested (to the extent unvested), and, in exchange for cancellation of the option, entitled the holder thereof to receive the per share Merger Consideration for each Net Option Share (as defined in the Merger Agreement) of Jarden Common Stock underlying such option. At the First Merger Effective Time, each restricted stock award representing a right to receive shares of Jarden Common Stock that was outstanding immediately prior to the First Merger Effective Time (other than a limited number of restricted stock awards that were cancelled in exchange for similar awards in respect of Newell Common Stock based on the terms of such restricted stock awards), automatically vested (to the extent unvested), and thereafter were cancelled and converted into the right to receive the per share Merger Consideration for each share of Jarden Common Stock underlying such restricted stock award. No fractional shares of Newell Common Stock were issued in the first merger, and Jarden stockholders received cash in lieu of any fractional shares. Based on the closing price of the Newell Common Stock on April 14, 2016, Jarden stockholders received consideration valued at approximately $13.1 billion.

In connection with the mergers, Martin E. Franklin, Founder and former Executive Chairman of Jarden, Ian G. H. Ashken, Co-Founder and former Vice Chairman and President of Jarden and Ros L’Esperance, former director of Jarden, have agreed to join the board of directors of Newell, effective April 22, 2016.

The description of the mergers and the Merger Agreement contained in this Introduction does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference to Exhibit 2.1 of Jarden’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 14, 2015.

A press release announcing the closing of the mergers is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 1.01	Entry into a Material Definitive Agreement.

On April 15, 2016, Jarden entered into supplemental indentures to the indentures governing its 5% Senior Notes due 2023 (the “2023 Notes”) and 3 3/4% Senior Notes due 2021 (the “2021 Notes” and, together with the 2023 Notes, the “Exchange Notes”) following, as applicable, the receipt of consents from the requisite holders of each series of Exchange Notes. The supplemental indentures to the indentures governing the Exchange Notes eliminated substantially all of the restrictive covenants, eliminated the cross-default under Jarden’s indebtedness as an event of default, released the guarantees of any guarantors on the Exchange Notes as a result of the repayment of the Credit Facility (as defined below) and evidenced the assumption of the obligations of the Exchange Notes and the indentures governing the Exchange Notes by the Surviving Corporation.

In addition, on April 15, 2016, Jarden entered into a supplemental indenture to the indentures governing its 1 7/8% Senior Subordinated Convertible Notes due 2018 (the “2018 Notes”), 1 1/2% Senior Subordinated Convertible Notes due 2019 (the “2019 Notes”) and 1 1/8% Senior Subordinated Convertible Notes due 2034 (the “2034 Notes” and, together with the 2018 Notes and the 2019 Notes, the “Convertible Notes”). The supplemental indenture to the indentures governing the Convertible Notes released the guarantees of any guarantors on the Convertible Notes as a result of the payoff of the Credit Facility and evidenced the assumption of the obligations of the Convertible Notes and the indentures governing the Convertible Notes by the Surviving Corporation.

The foregoing summary description of the supplemental indentures does not purport to be complete and is qualified in its entirety by the complete text of the respective supplemental indentures which are attached to this Current Report on Form 8-K as Exhibits 4.1, 4.2, 4.3, 4.4 and 4.5, and are incorporated herein by reference as though fully set forth herein.

The information set forth under Items 5.01 and 5.02 with respect to the Separation Agreements (as defined below) and the Restricted Stock Agreements (as defined below) is incorporated into this Item 1.01 by reference.

Item 1.02	Termination of a Material Definitive Agreement.

In connection with the mergers, at the First Merger Effective Time, Jarden terminated its Amended and Restated Credit Agreement dated as of December 19, 2014, as amended, among Jarden, as the US borrower, Jarden Lux Holdings S.à r.l. and Jarden Lux Finco S.à r.l., collectively as the Luxembourg Borrower, the several lenders and letter of credit issuers from time to time party thereto, and Barclays Bank PLC, as administrative agent and collateral agent (the “Credit Facility”). In connection with the termination of the Credit Facility, Jarden, Jarden Lux Holdings S.à r.l. and Jarden Lux Finco S.à r.l. repaid obligations under the Credit Facility in the aggregate amount of approximately $3.06 billion and all obligations (other than obligations that, by their express terms, survive termination of the Credit Facility) of Jarden, Jarden Lux Holdings S.à r.l. and Jarden Lux Finco S.à r.l were satisfied and paid in full, all guarantees were released and terminated, all security interests granted under the Credit Facility were released, terminated and of no further force and effect, and all other loan documents entered into in connection with the Credit Agreement were terminated and of no further force or effect (other than provisions of such documents that, by their express terms, survive termination of the Credit Facility and certain related letters of credit and swap contracts).

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth under the Introduction is incorporated into this Item 2.01 by reference.

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Upon the completion of the mergers, Jarden fully and unconditionally guaranteed Newell’s (i) $1.5 billion Term Loan Credit Agreement, dated as of January 26, 2016 (the “Term Loan Facility”), among Newell, the guarantors party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent, and (ii) $1.25 billion Credit Agreement, dated as of January 26, 2016, among Newell, the subsidiary borrowers party thereto, the guarantors party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (the “Revolving Facility”).

A description of the terms and conditions of the Term Loan Facility and Revolving Facility guaranteed by Jarden are described in Newell’s Current Report on Form 8-K filed with the SEC on January 27, 2016. The description of the Term Loan Facility and the Revolving Facility set forth therein does not purport to be complete and is qualified in its entirety by reference to the Term Loan Facility and the Revolving Facility, which are included in this Current Report on Form 8-K as Exhibits 10.13 and 10.14, respectively, and are incorporated herein by reference as though fully set forth herein.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the mergers, Jarden requested that the New York Stock Exchange ( the “NYSE”) suspend trading of Jarden Common Stock immediately prior to market open on April 18, 2016, remove Jarden Common Stock from listing on the NYSE, and file a notification of removal from listing on Form 25 with the SEC with respect to the delisting of Jarden Common Stock and the deregistration of Jarden Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Jarden intends to file with the SEC a certification on Form 15 under the Exchange Act, requesting the deregistration of Jarden Common Stock and suspending Jarden’s reporting obligations under Sections 13 and15(d) of the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders.

Upon the First Merger Effective Time, holders of Jarden Common Stock immediately prior to the First Merger Effective Time ceased to have any rights as stockholders in Jarden (other than their right to receive the Merger Consideration). The information set forth under the Introduction and Item 3.01 is incorporated into this Item 3.03 by reference.

Item 5.01	Changes in Control of Registrant.

The information set forth under the Introduction is incorporated into this Item 5.01 by reference. Upon the First Merger Effective Time, a change in control of Jarden occurred, and Jarden became a wholly owned subsidiary of Newell. Newell financed the cash portion of the merger consideration and related fees and expenses incurred by Newell in connection with the mergers and refinanced and assumed certain outstanding Jarden debt, with proceeds of approximately $9.5 billion of new debt incurred in the form of (i) $8.0 billion of newly issued Newell debt securities, (ii) the Term Loan Facility and (iii) available balance sheet cash.

The information set forth under the Introduction is incorporated into this Item 5.01 by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) and (e)

Effective as of the First Merger Effective Time, Martin E. Franklin, Ian G.H. Ashken, James E. Lillie, Michael S. Gross, Peter A. Hochfelder, William P. Lauder, Ros L’Esperance, Irwin D. Simon and Robert L. Wood (together, the “Former Directors”) ceased serving as directors of Jarden.

In connection with the mergers, as of the First Merger Effective Time, Messrs. Franklin and Ashken and James E. Lillie, Chief Executive Officer, John E. Capps, Executive Vice President-Administration, General Counsel and Secretary, and Alan W. LeFevre, Chief Financial Officer, each ceased to be an executive officer of Jarden.

In addition, on April 13, 2016, Jarden entered into separation agreements with each of Mr. Capps (the “Capps Separation Agreement”) and Mr. LeFevre (the “LeFevre Separation Agreement” and, together with the Capps Separation Agreement, the “Separation Agreements”). The Separation Agreements were approved by Jarden’s Board of Directors upon the recommendation of Jarden’s Compensation Committee. At the First Merger Effective Time, each of Messrs. Capps’ and LeFevre’s employment with the Company terminated and such termination was treated as a “Termination Without Cause” in connection with a “Change in Control” of Jarden under Jarden’s 2013 Stock Incentive Plan (the “2013 Plan”).

As a condition to receiving the separation payments and benefits described in the Separation Agreements, each of Messrs. Capps and LeFevre were required to execute a release and waiver of claims in favor of Jarden. In addition, Mr. Capps agreed to extend the duration of the non-competition covenants that were contained in his employment agreement from one year to four years following the separation date and Mr. LeFevre agreed to enter into a non-competition covenant for four years following the separation date. The foregoing summary description of the Separation Agreements does not purport to be complete and is qualified in its entirety by reference to the Capps Separation Agreement and the LeFevre Separation Agreement, which are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference as though fully set forth herein.

In connection with the mergers, on April 13, 2016, each of Messrs. Franklin, Ashken, Lillie, Capps and LeFevre entered into restricted stock agreements, pursuant to which Jarden granted an aggregate of 743,421 shares of restricted stock (the “Franklin Restricted Shares”) to Mr. Franklin (the “Franklin Agreements”), an aggregate of 334,440 shares of restricted stock (the “Ashken Restricted Shares”) to Mr. Ashken (the “Ashken Agreements”), an aggregate of 334,440 shares of restricted stock (the “Lillie Restricted Shares”) to Mr. Lillie (the “Lillie Agreements”), an aggregate of 70,000 shares of restricted stock (the “Capps Restricted Shares”) to Mr. Capps (the “Capps Agreements”), and an aggregate of 50,000 shares of restricted stock (the “LeFevre Restricted Shares”, and together with the Franklin Restricted Shares, the Ashken Restricted Shares, the Lillie Restricted Shares and the Capps Restricted Shares, the “Restricted Shares”) to Mr. LeFevre (the “LeFevre Agreements”, and together with the Franklin Agreements, the Ashken Agreements, the Lillie Agreements and the Capps Agreements, the “Restricted Stock Agreements”). The Restricted Shares were granted under the 2013 Plan.

The Restricted Shares subject to the Restricted Stock Agreements automatically and without any action on the part of either of Messrs. Franklin, Ashken, Lillie, Capps or LeFevre became fully vested immediately prior to the First Merger Effective Time. Each of Messrs. Franklin’s, Ashken’s, Lillie’s, Capps’ and LeFevre’s rights with respect to the Restricted Shares granted pursuant to the Restricted Stock Agreements are subject to, and conditioned upon, each of their compliance with the noncompetition, confidentiality and other covenants contained in their respective agreements through the fourth anniversary of their date of termination.

The foregoing summary description of the Restricted Stock Agreements does not purport to be complete and is qualified in its entirety by reference to the Ashken Agreements, the Lillie Agreements, the Capps Agreements and the LeFevre Agreements, which are attached to this Current Report on Form 8-K as Exhibits 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9, 10.10, 10.11 and 10.12, and are incorporated herein by reference as though fully set forth herein.

Richard T. Sansone’s employment agreement with Jarden was terminated in connection with the mergers, and he will be an employee of Newell as of the date hereof.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

From and after the First Merger Effective Time and before the effective time of the subsequent merger, the certificate of incorporation and bylaws of Jarden in effect immediately prior to the First Merger Effective Time were amended and restated in their entirety to read as the certificate of incorporation and bylaws of Merger Sub 1 (except for (i) the name of the corporation, which was revised to “Jarden Corporation,” and (ii) the name of the incorporator, which was deleted). Jarden’s amended and restated certificate of incorporation and bylaws which are filed as Exhibits 3.1 and 3.2, respectively, hereto, are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) and (b)

On April 15, 2016, Jarden held a Special Meeting of its Stockholders (“Special Meeting”). At the Special Meeting the following proposals were submitted to, and approved by, Jarden’s stockholders. Each such proposal is described in more detail in Jarden’s definitive proxy statement filed with the SEC on March 18, 2016. The final voting results for each such proposal are set forth below.

	Voted For	Voted Against	Abstained	Broker Non-Votes
Proposal 1 – To adopt the Agreement and Plan of Merger, dated as of December 13, 2015 by and among Jarden, Newell, NCPF Acquisition Corp. I and NCPF Acquisition Corp. II.	181,280,894	2,256,159	2,237,945	5,335

Proposal 2 – To approve, on a non-binding, advisory basis, the compensation payments that will or may be paid by Jarden to its named executive officers in connection with the first merger.	60,954,249	118,653,208	6,172,877	0

Item 8.01	Other Events.

On April 15, 2016, Jarden completed the redemption of its $300 million aggregate principal amount of 6 1/8% senior notes and $650 million aggregate principal amount of 7  1⁄2% senior subordinated notes due 2017 (collectively, the “Redeemed Notes”) at an aggregate redemption price of $989.1 million, in each case, in accordance with the terms of the applicable indenture governing the Redeemed Notes.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Exhibit

2.1	Agreement and Plan of Merger, dated December 13, 2015, by and among Newell Rubbermaid Inc., Jarden Corporation, NCPF Acquisition Corp. I and NCPF Acquisition Corp. II (incorporated by reference to Exhibit 2.1 of Jarden Corporation’s Current Report on Form 8-K filed with the SEC on December 14, 2015)*.

3.1	Amended and Restated Certificate of Incorporation of Jarden Corporation.

3.2	Bylaws of Jarden Corporation.

4.1	First Supplemental Indenture, dated as of April 15, 2016, among Jarden Corporation, each of the guarantors party thereto and Wells Fargo Bank, National Association (related to the indentures governing the 2021 Notes).

4.2	Second Supplemental Indenture, dated as of April 15, 2016, among Jarden Corporation, each of the guarantors party thereto, the Surviving Corporation and Wells Fargo Bank, National Association (related to the indentures governing the 2021 Notes).

4.3	Second Supplemental Indenture, dated as of April 15, 2016, among Jarden Corporation, each of the guarantors party thereto and Wells Fargo Bank, National Association (related to the indentures governing 2023 Notes).

4.4	Third Supplemental Indenture, dated as of April 15, 2016, among Jarden Corporation, each of the guarantors party thereto, the Surviving Corporation and Wells Fargo Bank, National Association (related to the indentures governing 2023 Notes).

4.5	First Supplemental Indenture, dated as of April 15, 2016, among Jarden Corporation, each of the guarantors party thereto, the Surviving Corporation and Wells Fargo Bank, National Association (related to each of the indentures governing the Convertible Notes).

10.1	Separation Agreement by and between Jarden Corporation and John E. Capps.

10.2	Separation Agreement by and between Jarden Corporation and Alan W. LeFevre.

10.3	Restricted Stock Agreement, dated as of April 13, 2016, by and between Jarden Corporation and Martin E. Franklin.

10.4	Restricted Stock Agreement, dated as of April 13, 2016, by and between Jarden Corporation and Martin E. Franklin.

10.5	Restricted Stock Agreement, dated as of April 13, 2016, by and between Jarden Corporation and Ian G.H. Ashken.

10.6	Restricted Stock Agreement, dated as of April 13, 2016, by and between Jarden Corporation and Ian G.H. Ashken.

10.7	Restricted Stock Agreement, dated as of April 13, 2016, by and between Jarden Corporation and James E. Lillie.

10.8	Restricted Stock Agreement, dated as of April 13, 2016, by and between Jarden Corporation and James E. Lillie.

10.9	Restricted Stock Agreement, dated as of April 13, 2016, by and between Jarden Corporation and John E. Capps.

10.10	Restricted Stock Agreement, dated as of April 13, 2016, by and between Jarden Corporation and John E. Capps.

10.11	Restricted Stock Agreement, dated as of April 13, 2016, by and between Jarden Corporation and Alan W. LeFevre.

10.12	Restricted Stock Agreement, dated as of April 13, 2016, by and between Jarden Corporation and Alan W. LeFevre.

10.13	Credit Agreement dated as of January 26, 2016 among Newell Rubbermaid Inc., the subsidiary borrowers party thereto, the guarantors party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (incorporated by reference to Exhibit 10.1 of Newell Rubbermaid, Inc.’s Current Report on Form 8-K filed with the SEC on January 27, 2016).

10.14	Term Loan Credit Agreement dated as of January 26, 2016 among Newell Rubbermaid Inc., the guarantors party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (incorporated by reference to Exhibit 10.2 of Newell Rubbermaid, Inc.’s Current Report on Form 8-K filed with the SEC on January 27, 2016).

99.1	Press Release, dated April 15, 2016.

*	Certain exhibits and schedules have been omitted, and Jarden agrees to furnish supplementally to the Commission a copy of any omitted exhibits or schedules upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 15, 2016

JARDEN CORPORATION

By:	/s/ Bradford R. Turner
Name:	Bradford R. Turner
Title:	Chief Legal Officer and Corporate Secretary

Exhibit Index

Number	Exhibit

2.1	Agreement and Plan of Merger, dated December 13, 2015, by and among Newell Rubbermaid Inc., Jarden Corporation, NCPF Acquisition Corp. I and NCPF Acquisition Corp. II (incorporated by reference to Exhibit 2.1 of Jarden Corporation’s Current Report on Form 8-K filed with the SEC on December 14, 2015)*.

3.1	Amended and Restated Certificate of Incorporation of Jarden Corporation.

3.2	Bylaws of Jarden Corporation.

4.1	First Supplemental Indenture, dated as of April 15, 2016, among Jarden Corporation, each of the guarantors party thereto and Wells Fargo Bank, National Association (related to the indentures governing the 2021 Notes).

4.2	Second Supplemental Indenture, dated as of April 15, 2016, among Jarden Corporation, each of the guarantors party thereto, the Surviving Corporation and Wells Fargo Bank, National Association (related to the indentures governing the 2021 Notes).

4.3	Second Supplemental Indenture, dated as of April 15, 2016, among Jarden Corporation, each of the guarantors party thereto and Wells Fargo Bank, National Association (related to the indentures governing 2023 Notes).

4.4	Third Supplemental Indenture, dated as of April 15, 2016, among Jarden Corporation, each of the guarantors party thereto, the Surviving Corporation and Wells Fargo Bank, National Association (related to the indentures governing 2023 Notes).

4.5	First Supplemental Indenture, dated as of April 15, 2016, among Jarden Corporation, each of the guarantors party thereto, the Surviving Corporation and Wells Fargo Bank, National Association (related to each of the indentures governing the Convertible Notes).

10.1	Separation Agreement by and between Jarden Corporation and John E. Capps.

10.2	Separation Agreement by and between Jarden Corporation and Alan W. LeFevre.

10.3	Restricted Stock Agreement, dated as of April 13, 2016, by and between Jarden Corporation and Martin E. Franklin.

10.4	Restricted Stock Agreement, dated as of April 13, 2016, by and between Jarden Corporation and Martin E. Franklin.

10.5	Restricted Stock Agreement, dated as of April 13, 2016, by and between Jarden Corporation and Ian G.H. Ashken.

10.6	Restricted Stock Agreement, dated as of April 13, 2016, by and between Jarden Corporation and Ian G.H. Ashken.

10.7	Restricted Stock Agreement, dated as of April 13, 2016, by and between Jarden Corporation and James E. Lillie.

10.8	Restricted Stock Agreement, dated as of April 13, 2016, by and between Jarden Corporation and James E. Lillie.

10.9	Restricted Stock Agreement, dated as of April 13, 2016, by and between Jarden Corporation and John E. Capps.

10.10	Restricted Stock Agreement, dated as of April 13, 2016, by and between Jarden Corporation and John E. Capps.

10.11	Restricted Stock Agreement, dated as of April 13, 2016, by and between Jarden Corporation and Alan W. LeFevre.

10.12	Restricted Stock Agreement, dated as of April 13, 2016, by and between Jarden Corporation and Alan W. LeFevre.

10.13	Credit Agreement dated as of January 26, 2016 among Newell Rubbermaid Inc., the subsidiary borrowers party thereto, the guarantors party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (incorporated by reference to Exhibit 10.1 of Newell Rubbermaid, Inc.’s Current Report on Form 8-K filed with the SEC on January 27, 2016).

10.14	Term Loan Credit Agreement dated as of January 26, 2016 among Newell Rubbermaid Inc., the guarantors party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (incorporated by reference to Exhibit 10.2 of Newell Rubbermaid, Inc.’s Current Report on Form 8-K filed with the SEC on January 27, 2016).

99.1	Press Release, dated April 15, 2016.

*	Certain exhibits and schedules have been omitted, and Jarden agrees to furnish supplementally to the Commission a copy of any omitted exhibits or schedules upon request.